UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: August 15, 2008


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-27485                               84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                10200 W. 44th Avenue, Wheat Ridge, Colorado 80033
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                  (303)940-2090
                                  -------------
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - Unregistered Sales of Equity Securities

Exercise of Warrants

On August 15, 2008, Sun River Energy, Inc. ("the Registrant") issued shares of its restricted common stock in connection with the cancellation of its outstanding warrants and options.

The Registrant issued One Hundred and Fifty-Six Thousand, Six Hundred Fifty-Three (156,653) shares of its restricted common stock in connection with warrants and options exercisable for Five Hundred and Seven Thousand, Five Hundred (507,500) shares. Holders of the warrants and options agreed to accept shares of the Registrant's common stock equal to 33.33% of the shares underlying the warrant and/or option in exchange for the cancellation of the warrant and/or option. The Registrant did not receive any monetary funds in connection with the issuance.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           SUN RIVER ENERGY, INC.


     By:      /s/ Wesley F. Whiting
              ---------------------------
                  Wesley F. Whiting, President


                                                           Date: August 21, 2008